SUPPLEMENT

DATED FEBRUARY 3, 2012 TO

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

(A SERIES OF HARTFORD HLS SERIES FUND II, INC.)

PROSPECTUS AND SUMMARY PROSPECTUS

EACH DATED MAY 1, 2011, AS LAST AMENDED DECEMBER 15, 2011

The Board of Directors of Hartford HLS Series Fund II, Inc. (the “Board”) has approved a sub-advisory agreement with Wellington Management Company, LLP (“Wellington Management”) on behalf of the Hartford U.S. Government Securities HLS Fund (the “Fund”).  Accordingly, as of March 5, 2012, Wellington Management will serve as the sub-adviser for the Fund and Hartford Investment Management Company (“Hartford Investment Management”) will no longer serve as the sub-adviser for the Fund.

The Board has also approved changes to the fee structure of the Fund.  Specifically, additional breakpoints will be added to the contractual management fee schedule for the Fund.

Sub-Adviser Change

Accordingly, as of March 5, 2012, the above referenced Prospectus and Summary Prospectus are revised as follows:

1.             Under the heading “PRINCIPAL INVESTMENT STRATEGY” in the Summary Prospectus and the headings “SUMMARY SECTION — PRINCIPAL INVESTMENT STRATEGY” and “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES — PRINCIPAL INVESTMENT STRATEGY” in the Prospectus, all references to Hartford Investment Management Company and Hartford Investment Management are replaced with Wellington Management Company, LLP and Wellington Management, respectively.

2.             Under the heading “PAST PERFORMANCE” in the Summary Prospectus and the heading “SUMMARY SECTION — PAST PERFORMANCE” in the Prospectus, the following bullet point is added after the second bullet point included under the first paragraph:

•                                          Reflect the Fund’s performance when the Fund’s portfolio was managed by a previous sub-adviser

3.             Under the heading “MANAGEMENT” in the Summary Prospectus and the heading “SUMMARY SECTION — MANAGEMENT” in the Prospectus, the disclosure is deleted and replaced with the following:

MANAGEMENT.  The Fund’s investment manager is HL Investment Advisors, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Michael F. Garrett	Senior Vice President and Fixed Income Portfolio Manager	2012

4.             Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — The Investment Sub-Adviser” in the Prospectus, the disclosure is deleted and replaced with the following:

Wellington Management provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street,

Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2011, Wellington Management had investment management authority with respect to approximately $651 billion in assets.

5.             Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — Portfolio Managers” in the Prospectus, the disclosure is deleted and replaced with the following:

Portfolio Manager.  The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Michael F. Garrett, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Garrett joined Wellington Management as an investment professional in 1999.

6.             Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — MANAGEMENT FEE” in the Prospectus, the last sentence of the first paragraph is deleted and replaced with the following:

A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund will be available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2011.

7.             Under the heading “PERFORMANCE NOTES” in the Prospectus, the following is added after the second paragraph:

Performance information represents performance of the Fund’s previous sub-adviser, Hartford Investment Management Company.  As of March 5, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Management Fee Schedule Change

As of March 1, 2012, the above referenced Prospectus is revised as follows:

Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — MANAGEMENT FEE,” the last paragraph is deleted and replaced with the following:

The management fee set forth in the Fund’s investment advisory agreement is 0.450% of the first $500 million, 0.445% of the next $500 million, 0.440% of the next $1.5 billion, 0.435% of the next $2.5 billion, 0.430% of the next $5 billion, and 0.420% in excess of $10 billion annually of the Fund’s average daily net assets.

This Supplement should be retained with your Prospectus for future reference.